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                                                                    Exhibit 10.8
                       ASSIGNMENT AGREEMENT AND AMENDMENT
                            TO CONSULTING AGREEMENT


          THIS ASSIGNMENT AGREEMENT AND AMENDMENT TO CONSULTING AGREEMENT (this "Agreement") is dated as of February 27, 1998 by and among Joel N. Levy/Peter M. Schulte, LLC ("L&S"), Intermetrics, Inc. (the "Assignor") and IP Technologies, Inc. (the "Assignee").

          WHEREAS, L&S and the Assignor have entered into a Consulting Agreement, dated as of August 31, 1995 (the "L&S Agreement");

          WHEREAS, Pacer Infotec, Inc., a Massachusetts corporation ("Pacer"), and Apollo Holding, Inc., a Delaware corporation ("Apollo"), have entered into that certain Agreement and Plan of Merger, dated as of January 22, 1998 (the "Merger Agreement"), whereby, among other things, the Assignee was formed for the purpose of combining the businesses of Pacer and the Assignor through the mergers of (i) Apollo Acquisition Corp. with and into Apollo (the "Apollo Merger") and (ii) PI Acquisition Corp. with and into Pacer (the "Pacer Merger"); and

          WHEREAS, the parties hereto desire to execute this Agreement to: (i) evidence the assignment and transfer to the Assignee of all of the Assignor's right, title and interest in and to the L&S Agreement and the assumption by the Assignee of all of the Assignor's obligations, duties and liabilities under the L&S Agreement and (ii) amend the L&S Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto agrees as follows:

          1.   Transfer of Rights.  Effective as of the date hereof, the
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Assignor by these presents does hereby assign and transfer to the Assignee, and the Assignee hereby accepts and receives from the Assignor, all of the Assignor's right, title and interest in and to the L&S Agreement.

          2.   Assumption of Obligations.  Effective as of the date hereof, the
               -------------------------
Assignee by these presents does hereby assume and agree to pay, perform and discharge when due all of Assignor's obligations, duties and liabilities under the L&S Agreement arising and accruing from and after the date hereof.

          3.   Amendment of the L&S Agreement.  The parties hereto hereby
               ------------------------------
covenant and agree that, effective as of the date hereof, the L&S Agreement is hereby amended as follows:

     (i) the term "Company" as defined therein shall refer to the Assignee and its subsidiaries on a consolidated basis;
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     (ii) the aggregate amounts payable pursuant to the L&S Agreement and the
          Consulting Agreement, dated as of August 31, 1995, by and between the Assignor and Westgate Capital Co. (the "Westgate Agreement") shall not exceed $300,000 per annum (which shall be reduced by the amount payable pursuant to the Westgate Agreement when such agreement terminates) ; and

    (iii) Section 4 of the L&S Agreement is amended and restated in its entirety to read as follows:

          "4.   Term.
                ----

          The term of L&S's engagement under this Agreement shall commence on the date hereof and shall continue through and until the first anniversary of a Public Offering of the Company. "Public Offering" shall be defined as a public offering of the Company which results in aggregate gross cash proceeds of sale to the Company of at least $18,750,000 and the Company's outstanding common stock having an aggregate market valuation of at least $75,000,000 calculated on the public offering price."

          4.   Miscellaneous.
               -------------

          (a) Except as modified herein, all of the terms and conditions of the L&S Agreement, as heretofore in effect, shall remain in full force and effect and, as modified hereby, the L&S Agreement is hereby ratified and confirmed in all respects.

          (b) This Agreement and the legal relations between the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts made and performed therein.

          (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                                       2
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                              INTERMETRICS, INC.


                              By: /s/ Michael B. Alexander
                                 ----------------------------------------
                                 Name:  Michael B. Alexander
                                 Title: Chairman and Chief Executive Officer


                              IP TECHNOLOGIES, INC.


                              By: /s/ Michael B. Alexander
                                 -----------------------------------------
                                 Name:  Michael B. Alexander
                                 Title: Chairman and Chief Executive Officer


                              JOEL N. LEVY/PETER M. SCHULTE, LLC.


                              By: /s/ Peter M. Schulte
                                  ----------------------------------------------
                                 Name:  Peter M. Schulte
                                 Title: Manager